                                                                    EXHIBIT 10.8

              AMENDMENT TO UNITED STATES EXCLUSIVE SUPPLY AGREEMENT

            WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with its offices at 621 Shady Retreat Road, Doylestown, PA 18901 (hereinafter referred to as "Quigley"), and JOEL, INC., a Pennsylvania corporation with offices at 31
North Spruce Street, Elizabethtown, PA. 17022 (hereinafter referred to as
"JOEL") entered into a United States Exclusive Supply Agreement on March 17,
1997, extended by an Amendment to United States Exclusive Supply Agreement dated
March 2000; and

            WHEREAS, Paragraph 32 of the Agreement states that the Agreement may be amended by a written instrument executed by duly organized representatives of
Quigley and JOEL; and

            WHEREAS, the parties wish to continue the Agreement of March 17,
1997 in full force and effect as amended by the March 2000 Amendment to United
States Exclusive Supply Agreement.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

                         20. Term. This Agreement shall be effective for an
                  additional period of two (2) years from March 17, 2002, with yearly renewal thereafter.

                         All other terms and conditions of the Agreement between
                  the parties dated March 17, 1997 and the Amendment to United
                  States Exclusive Supply Agreement dated March 2000 are
                  incorporated into this Amendment, and shall continue in full force and effect as fully set forth herein.

            IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the 29th day of June, 2001.

                                         THE QUIGLEY CORPORATION
Attest:                                  By:__________________________
                                         Name:________________________
____________________________             Title:_________________________

                                         JOEL, INC.
Attest:                                  By:__________________________
                                         Name:________________________
____________________________             Title:_________________________

                                    AGREEMENT

            This Agreement is entered this 14th day of March 2001, by and between JOEL, INC., a Pennsylvania business corporation ("JOEAL"), and THE
QUIGLEY CORPORATION, a Nevada corporation ("Quigley").

                                   WITNESSETH:
                                   ----------

            WHERAS, JOEL and Quigley entered into a certain United States
Exclusive Supply Agreement, dated March 17, 1997, as amended by a certain
Amendment to United States Exclusive Supply Agreement (collectively, the "Supply
Agreement"), pursuant to which JOEL is Quigley's exclusive supplier of certain zinc gluconate lozenges marketed and sold by Quigley under the trademark
"Cold-Eeze" in the United States (the "Product"); and

            WHEREAS, Paragraph 31 of the Supply Agreement provides that "Neither party shall assign or transfer this Agreement or their rights or obligations hereunder without prior written consent of the other party, which consent shall not be unreasonably withheld"; and

            WHEREAS, JOEL's Pharmaloz Division (the "Division") manufactures the
Product at its Lebanon, Pennsylvania facility (the "Facility"); and

            WHEREAS, JOEL has recently engaged in negotiations to sell certain assets of the Division (the "Assets") to Perrigo Company ("Perrigo"); and

            WHEREAS, certain disputes arose between Quigley and JOEL related to
JOEL's negotiations with Perrigo and the disposition of the Supply Agreement;
and

            WHEREAS, Quigley filed an action in the Court of Common Pleas of
Bucks County, Pennsylvania (the "Bucks County Court"), captioned THE QUIGLEY
CORPORATION V. JOEL, INC. and docketed to No. 20002095-14-2 (the "Bucks County
Action"); and

                                       -2-

            WHEREAS, JOEL and Perrigo have ceased their negotiations, and JOEL now intends to offer the Assets for sale to other prospective, third-party purchasers (each, a "Purchaser", and collectively, "Purchasers"); and

            WHEREAS, JOEL and Quigley desire to enter into this Agreement in order to establish the procedure the parties shall follow with respect an assignment or transfer of the Supply Agreement to a Purchaser, and to establish a procedure for resolving the disputes which arose between JOEL and Quigley related to the prior negotiations with Perrigo.

            NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained and intending to be legally bound, the parties hereto agree as follows:

            1. RECITALS. The recitals above are incorporated by reference and are intended to constitute material terms of this Agreement.

            2. QUIGLEY CONSENT PROCEDURE. Quigley agrees to provide JOEL, from time to time, with Quigley's decision as to whether Quigley consents to either
(i) the assignment of the Supply Agreement to a Purchaser (an "Assignment"), or
(ii) a Purchaser's appointment as a subcontractor under the Supply Agreement (a
"Subcontract"), within twenty (20) days of JOEL's providing Quigley with written request for same. A copy of such request shall be contemporaneously sent to
Quigley's counsel, Thomas F. J. MacAniff, Eastburn and Gray, P.C., 60 East Court
Street, P.O. Box 1389, Doylestown, Pennsylvania 18901-0137; FAX: (215) 345-
9142.

                        (a) The written request from JOEL to Quigley shall
            include such information regarding the Purchaser as shall be reasonably necessary in order for Quigley to determine whether to grant its consent thereto.

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                        (b) A decision by Quigley that it consents to a
            Subcontract, but not to an Assignment, shall be supported by such evidence as shall be reasonably necessary in order to support such a decision.

                        (c) Quigley's decision (i) shall be provided in writing,
            (ii) shall be signed by an authorized representative of Quigley, and
            (iii) shall be delivered to JOEL's counsel, Bruce R. Spicer, Wallace
            & Nurick, 100 Pine Street, Harrisburg, Pennsylvania 17101; FAX:
            (717) 237-5300. In the event Quigley fails to provide its decision in accordance with the foregoing within the twenty-day period provided above, Quigley shall be deemed for all purposes to have consented to and agreed to an Assignment (or, at JOEL's election, to a Subcontract).

                        (d) The foregoing notwithstanding, Quigley agrees that
            it shall consent to either (i) an Assignment, or (ii) a Subcontract so long as:

                            (i) The particular Purchaser agrees to fully comply
                  with and be bound by the terms of the Supply Agreement,
                  including the confidentiality provisions thereof; and

                            (ii) The particular Purchaser agrees to manufacture
                  private label lozenges, lozenges for sale in the United
                  Kingdom and Canada, and "Zigg" powder for sal to Quigley, so long as the terms and conditions of such manufacture and sale are commercially reasonable; and

                            (iii) The particular Purchaser agrees not to use the
                  Formula (as defined in the Supply Agreement) for non-Quigley products (i.e., products for the

                                       -4-

                        manufacture and sale to a party other than Quigley)
                        without Quigley's prior written consent; and

                                    (iv) The particular Purchaser agrees to make
                        no representation on any non-Quigley products that such
                        products have been or are manufactured at the same
                        facility or on the same "line" as the Product, it being
                        expressly understood and agreed, however, that the
                        Purchaser shall otherwise have the right to manufacture
                        non-Quigley products (including zinc lozenges) at the
                        Facility; and

                                    (v) JOEL agrees to continue to perform
                        historical shipping and storage services for Quigley's
                        inventory of the Product, or to arrange for the
                        Purchaser to continue to provide those services on
                        commercially reasonable terms; provided, however, that
                        (A) JOEL acknowledges that Quigley has pre-paid for
                        certain shipping and storage services, and (B) JOEL
                        agrees that any arrangement with a Purchaser to continue
                        to provide services to Quigley hereunder shall take into
                        account such pre-payments, so that Quigley is not
                        economically disadvantaged thereby.

            3. DISCONTINUANCE OF ACTION. Quigley shall discontinue, without prejudice, the Bucks County Action within five (5) days of executing this
Agreement.

            4. MUTUAL RELEASE. Provided that each party complies with the terms of this Agreement, upon the consummation of any closing on the sale of the
Assets JOEL and Quigley shall execute and deliver a mutual release of all claims between JOEL and Quigley related to the negotiations with Perrigo and all claims which were brought or could have been brought by either party in the Bucks
County Action.

                                       -5-

            5.          MISCELLANEOUS PROVISIONS.

                        (a) Any notice or other communication required or which
            may be given hereunder shall be made in accordance with Paragraph 30 of the Supply Agreement.

                        (b) This Agreement shall be binding upon and inure to
            the benefit of the parties hereto and their respective successors and assigns.

                        (c) This Agreement sets forth all of the promises,
            covenants, agreements, conditions and understandings between the parties hereto with respect to the procedure for the sale of the
            Assets to third party purchasers. This Agreement shall not otherwise amend, modify, or supersede the Supply Agreement.

                        (d) This Agreement may not be amended, modified,
            superseded, canceled, renewed or extended except by a written instrument or document signed by all parties hereto.

                        (e) Jurisdiction, venue, and governing law for all
            disputes hereunder shall be determined in accordance with Section 29 of the Supply Agreement; provided, however, that the Bucks County
            Court shall retain jurisdiction over this Agreement for purposes of resolving any disputes hereunder or any term or condition hereof.

                        (f) The captions of the various sections, subsections
            and clauses of this Agreement are solely for the convenience of the parties hereto and shall not control or affect the meaning or construction of this Agreement.

                        (g) This Agreement may be executed in any number of
            counterparts (and delivered by overnight express mail, or by fax with confirmation in writing delivered by overnight express mail), each of which shall be deemed to be an original as against any

                                       -6-

            party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Agreement as the signatories.

            IN WITNESS WHEREOF and intending to be legally bound hereby, the parties, by the signatures of their authorized representatives, have entered into this Agreement on the date set forth above.

ATTEST:                                       JOEL, INC.

By: ___________________                       By______________________
                                                David B. Deck
            Corporate Secretary                 President

ATTEST:                                       THE QUIGLEY CORPORATION

By: ___________________                       By______________________
                                                Guy J. Quigley
            Corporate Secretary                 President

                                       -7-

              AMENDMENT TO UNITED STATES EXCLUSIVE SUPPLY AGREEMENT

            WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with its offices at 621 Shady Retreat Road, Doylestown, PA. 18901 (hereinafter referred to as "Quigley"), and JOEL, INC., a Pennsylvania corporation with offices at 31
North Spruce Street, Elizabethtown, PA. 17022 (hereinafter referred to as
"JOEL") entered into a United States Exclusive Supply Agreement on March 17,
1997; and

            WHEREAS, Paragraph 32 of the Agreement states that the Agreement may be amended by a written instrument executed by duly authorized representatives of Quigley and JOEL; and

            WHEREAS, the parties wish to continue the Agreement on March 17,
1997 in full force and effect.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

                            20. Term. This Agreement shall be effective for an
                   additional period of two (2) years until March 17, 2002, with yearly renewal thereafter.

                            All other terms and conditions of the Agreement
                   between the parties dated March 17, 1997 are incorporated
                   into this Amendment; and shall continue in full force and
                   effect as fully set forth herein.

            IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the 14th day of March, 2000.

                                              THE QUIGLEY CORPORATION
Attest:                                       By:__________________________
                                              Name:________________________
____________________________                  Title:_________________________

                                              JOEL, INC.
Attest:                                       By:__________________________
                                              Name:________________________
____________________________                  Title:_________________________

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